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                                       CONFIDENTIAL TREATMENT REQUESTED UNDER 17
                                       C.F.R. SECTIONS 200.80(b)(4), 200.83 AND
                                       230.406 *** INDICATES OMITTED MATERIAL
                                       THAT IS THE SUBJECT OF A CONFIDENTIAL
                                       TREATMENT REQUEST THAT IS FILED
                                       SEPARATELY WITH THE COMMISSION


                      MARKETING/DISTRIBUTION CONTRACT
                      SCAN COIN AB AND COINSTAR, INC.
                   LETTER OF INTENT, DATED MARCH 5, 1997

This letter of intent is designed to be effective starting March 5, 1997 through December 31, 2000, as agreed to below:

I.  DEFINITION OF THE MARKET.

    a)   GEOGRAPHICAL - [***]

II. DEFINITION OF SELF-SERVICE COIN REDEMPTION SYSTEMS.

    a) The contract's definition of self-service coin redemption systems will include all electrical or mechanical devices that are designed or manufactured or branded products by Scan Coin AB of Malmo, Sweden or Scan Coin's affiliates to be placed in publicly accessible [***] locations and operated unattended for the purpose of counting/redeeming [***] coins and issuing notes, receipts/scripts, making direct deposits, or interfacing with ATM or "Smart" cards.

    b) As a result of a mutual agreement with Coinstar, future or yet to be developed system, and any other systems which have as their intent to serve as coin redemption/deposit self-service system in the [***], will be covered under the exclusivity agreement of this contract.

III.     PRICING.

    a)   [***] UNITS.  The pricing for the [***] units is as follows:
              -[***]
              -[***]
              -[***]
              -[***]

    b) The above pricing structure is intended to apply to orders that specify the delivery dates during one calendar year.

    c) Self-service coin redemption systems. Scan Coin will sell Coinstar their CDS or other self-service line of self-service coin redemption systems at a price equal to the current distributor price.

    d) Both participants agree that during the life of this contract, prices may be adjusted annually based upon the increase/decrease in the consumer price index in Sweden for the preceding calendar year.

1.                                             *CONFIDENTIAL TREATMENT REQUESTED

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 IV. PAYMENT TERMS.

     Net 30 days

  V. REQUIRED MINIMAL ANNUAL QUANTITIES.

          Banks           Bank/Financial          Contract         Contract
         Minimum*       Market Expectation       Expectation    Total Minimum*
         --------       ------------------       -----------    --------------
1997       [***]              [***]                 [***]           [***]
1998       [***]              [***]                 [***]           [***]
1999       [***]              [***]                 [***]           [***]
2000       [***]              [***]                 [***]           [***]

          *Purchases of this quantity of [***] by Coinstar, during the calendar years listed above, will be required to maintain exclusivity.

          Scan Coin has the right to verification of the number of machines placed in banks, during the exclusive period. Coinstar will upon request provide an independent auditor information permitting the number of units placed to be verified.

VI.  EXCLUSIVITY.

     a) Scan Coin agrees that Coinstar will have exclusive rights to market Scan Coin's self-service coin redemption systems (see definition, Section 2) [***] for the life of this four year agreement which is an annually renewable, (providing the contract minimums are met) to all markets. Coinstar will have the right to establish the distribution channel(s) to most effectively accomplish the goal of full penetration of the market. Coinstar will grant Scan Coin A.B., the non-exclusive right to solicit and accept orders directly from the following organizations/markets;

                            -  Federal Government and Military
                            -  Casinos/Gaming
                            - All other organizations that would purchase/ lease the self-service products for internal use by their own employees when conduction internal transactions.

     b) It is understood that Scan may sell/lease/place these above non-exclusive markets directly or utilize agents or manufacturers reps to penetrate these markets.

VII. SCAN COIN WILL GRANT COINSTAR THE;

     a) Exclusive right to market the equipment as defined in this contract in the [***] for a period of four (4) consecutive years if the contract minimums are met.

     b) Right to market all accessories, parts, and supplies for the above mentioned equipment.

     c) Right to use Scan Coin's name and display the Scan Coin mark prominently on all equipment, advertising and promotional pieces, and in trade publications.

2.                                             *CONFIDENTIAL TREATMENT REQUESTED

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     d)   Right to continue to purchase self service systems on a non-exclusive basis for twelve consecutive months, following the termination of the agreement, if Coinstar has purchased [***] of the contract minimum for the previous period and pursue any other source of supply, while Scan Coin agrees to supply spares and systems non-exclusively.

     e) Right to renew this contract, on an annual basis, if the performance minimums are met.

VIII. IN EXCHANGE FOR THE ABOVE CONSIDERATIONS, COINSTAR AGREES THAT IT WILL, ON A BEST EFFORTS BASIS;

     a) Continue to aggressively market the current Coinstar system to the retail grocery stores and supermarkets in the [***]

     b)   Comply with the performance standards as stated in Section 5.

     c) Initiate activities to penetrate the twenty (20) largest retail financial institutions in the [***].

     d) Establish a system and mechanism by which the systems are maintained on a regular basis and the coins are collected in a manner consistent with the local requirements.

     e) Promote only the use of Scan Coin equipment in the [***] during the exclusive period. Coinstar is not prevented from developing, building or seeking alternative suppliers or sources at anytime.

     f) Display prominently on all machines "Scan Coins" name whenever the market permits.

IX.  ADJUDICATION OF THE CONTRACT.

     In the case of a dispute this contract will be adjudicated under the laws of the court system of Sweden.

X.   EQUIPMENT MODIFICATIONS/IMPROVEMENTS.

     Modifications/improvements may be made to any self service equipment defined Section II, for example [***] or any other self-service coin redemption systems.

     a) If at the request of Coinstar, then all development and engineering and production costs, resulting in price increases/decreases will need to be negotiated and agreed upon in a mutually beneficial manner prior to the initiation of such a project.

     b) If at the instigation of Scan Coin, then the resulting new/improved systems will be offered to Coinstar at the price consistent with their value in the marketplace.

XI.  CONFIDENTIALITY/SECRECY.

     Both parties agree to hold confidential all information of a technical, scientific, and financial nature obtained from the other during the course of their relationship. This information is to be held confidential for a period of twelve (12) consecutive months following the termination of this contract.

3.                                             *CONFIDENTIAL TREATMENT REQUESTED

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XII. RENEW OR NON-RENEW/NOTICE CLAUSE:

     a) Scan Coin AB and Coinstar recognize that due to unforeseen circumstances it may become necessary for one or both parties to terminate this contract.

     b) Without cause, it is agreed that neither party may terminate this contract prior to September 30, 1998, thereafter only with six (6) months notice.

XIII. QUALITY STANDARDS AND TESTING PROCEDURES.

     Scan Coin AB and Coinstar agree that the Appendix of this contract will contain the following two mutually agreeable documents.

     a) The first document will specify the functional and physical performance standards which the [***] units received from Scan Coin to Coinstar must conform to.

     b) The second portion will detail the testing methods and protocols that both parties agree to use in evaluating the [***] system against these quality standards.

XIV. DESIGN/ENGINEERING CHANGES.

     a) Both parties recognize that due to the possibility of more advanced technology and/or market forces that the unit referred to in this contract as the [***] may require certain unspecified modifications and changes which would substantially affect its cost and function. Both parties agree that;

     - They are amenable to discussing any suggestions/requests by either party on an as needed basis.

     - Both parties need to agree and commit in writing the objective of such a project, the time line of said project, the checking or "exit" points, who will bear the cost of the project, and how the benefits of such project will be shared.

     b) It is the intent of this clause to ensure that both parties feel free to conduct an open and candid dialog regarding mutually beneficial changes and/or modifications to the design or function of the [***] system.

XV.  APPENDIX.  THE APPENDIX WILL INCLUDE;

     a) The technical and marketing specifications of the [***] and or other self service product lines.

     b)   Shipping options.

     c)   The quality control testing procedures and methodologies.

This letter is an expression of intent only, and does not set forth all of the matters upon which agreement must be reached in order for the proposed agreement to be executed. The respective rights and obligations of the parties remain to be defined in the proposed agreement, and the parties do not intend to be legally bound unless and until a proposed agreement is executed and delivered. Accordingly, this document does not constitute a legally binding document and does not create any legal obligations on the part of, or any rights in favor of, either party.

4.                                             *CONFIDENTIAL TREATMENT REQUESTED

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Signed:                                     Signed:

/s/ Jens Molbak                             /s/ Rickert Ovin
-------------------------------------       ------------------------------------
Jens Molbak                                 Rickert Ovin
on behalf of Coinstar, Inc.                 on behalf of Scan Coin, Inc.

                                            /s/ Jack Karlsson
                                            ------------------------------------
                                            Jack Karlsson

5.                                             *CONFIDENTIAL TREATMENT REQUESTED